EXHIBIT 99.2

    Golden West Financial Releases Thirteen Month Statistical Data

    OAKLAND, Calif.--(BUSINESS WIRE)--Jan. 20, 2005--Golden West Financial Corporation (NYSE:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended December 31, 2004.
    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $105 billion as of December 31, 2004. The Company has one of the most extensive thrift branch systems in the country, with 276 savings branches in 10 states and lending operations in 38 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                     December 2003 - December 2004
                         (Dollars in millions)


                                               2004
                              ----------------------------------------
                                 DEC        NOV       OCT       SEP
                              ---------- --------- --------- ---------
Total Assets                   $106,889  $104,641  $102,759  $100,248

Cash and Investments             $1,667    $1,284    $1,614    $1,203

Loans and MBS                  $102,669  $100,846   $98,664   $96,616
Adjustable Rate Mortgages and
 MBS                            $99,731   $97,572   $95,580   $93,427

Loans Originated - Month         $4,727    $4,135    $4,222    $4,343
  Percentage ARMs - Month            99%       99%       99%       99%
  Percentage Refinances -
   Month                             76%       75%       73%       71%
Loans Originated - YTD          $48,989   $44,262   $40,127   $35,905
  Percentage ARMs - YTD              99%       99%       99%       99%
  Percentage Refinances - YTD        72%       71%       71%       71%

Total Deposits                  $52,965   $52,424   $52,215   $51,667

Total Deposit Net Activity -
 Month                             $541      $209      $548      $800

Total Deposit Net Activity -
 YTD                             $6,238    $5,697    $5,488    $4,940

Federal Home Loan Bank
 Borrowings                     $33,782   $32,957   $32,263   $32,017
Other Borrowings:
  Reverse Repurchases             3,900     4,150     3,900     3,650
  Federal Funds Purchased             0        20         0         0
  Bank Notes                      2,710     2,544     2,069       869
  Senior Debt                     5,292     3,993     4,000     3,998
                              ---------- --------- --------- ---------
Total Borrowings                $45,684   $43,664   $42,232   $40,534
                              ========== ========= ========= =========

Yield on Loan Portfolio            4.75%     4.71%     4.64%     4.59%
Yield on Interest-Earning
 Investments                       2.08      2.08      1.83      1.90
                              ---------- --------- --------- ---------
  Combined Yield on
   Interest-Earning Assets         4.73%     4.69%     4.62%     4.57%

Cost of Deposits                   2.08%     2.02%     2.00%     1.97%
Cost of Federal Home Loan Bank
 Borrowings                        2.30      2.10      1.91      1.78
Cost of Other Borrowings           2.60      2.27      2.22      2.21
                              ---------- --------- --------- ---------
  Combined Cost of Funds           2.22%     2.07%     1.99%     1.93%
                              ---------- --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                  2.51%     2.62%     2.63%     2.64%
                              ========== ========= ========= =========

Loans Sold                          $33       $27       $37       $30

Loan and MBS Repayments and
 Payoffs - Month                 $2,506    $2,114    $2,045    $2,113
As a % of Prior Month Loan
 Balances (Annualized)            29.99%    25.86%    25.54%    26.96%

Nonperforming Assets and
 Troubled Debt Restructured
 as a % of Total Assets             .33%      .35%      .35%      .36%


                                                      2004
                                          ----------------------------
                                             AUG       JUL      JUN
                                          --------- --------- --------
Total Assets                               $98,553   $96,033  $93,158

Cash and Investments                        $1,655    $2,026   $1,836

Loans and MBS                              $94,521   $91,677  $89,094
Adjustable Rate Mortgages and MBS          $91,201   $88,452  $85,732

Loans Originated - Month                    $4,873    $4,856   $4,791
  Percentage ARMs - Month                       99%       99%      99%
  Percentage Refinances - Month                 68%       68%      69%
Loans Originated - YTD                     $31,562   $26,689  $21,833
  Percentage ARMs - YTD                         99%       98%      98%
  Percentage Refinances - YTD                   71%       71%      72%

Total Deposits                             $50,867   $49,775  $48,611

Total Deposit Net Activity - Month          $1,092    $1,164     $767

Total Deposit Net Activity - YTD            $4,140    $3,048   $1,884

Federal Home Loan Bank Borrowings          $31,775   $30,232  $28,712
Other Borrowings:
  Reverse Repurchases                        3,669     3,571    3,471
  Federal Funds Purchased                        0         0        0
  Bank Notes                                 1,148     1,631    1,787
  Senior Debt                                3,001     2,993    2,990
                                          --------- --------- --------
Total Borrowings                           $39,593   $38,427  $36,960
                                          ========= ========= ========

Yield on Loan Portfolio                       4.54%     4.50%    4.50%
Yield on Interest-Earning Investments         1.56      1.32     1.35
                                          --------- --------- --------
  Combined Yield on Interest-Earning
   Assets                                     4.51%     4.46%    4.46%

Cost of Deposits                              1.94%     1.91%    1.88%
Cost of Federal Home Loan Bank Borrowings     1.65      1.48     1.35
Cost of Other Borrowings                      1.95      1.84     1.73
                                          --------- --------- --------
  Combined Cost of Funds                      1.84%     1.75%    1.69%
                                          --------- --------- --------

Net Interest Rate Spread (Primary Spread)     2.67%     2.71%    2.77%
                                          ========= ========= ========

Loans Sold                                     $35       $35      $79

Loan and MBS Repayments and Payoffs -
 Month                                      $2,103    $2,104   $2,308
As a % of Prior Month Loan Balances
 (Annualized)                                27.66%    28.47%   32.18%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets           .37%      .40%     .41%


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                     December 2003 - December 2004
                         (Dollars in millions)


                                                     2004
                                      --------------------------------
                                          MAY         APR       MAR
                                      -----------  --------- ---------
Total Assets                             $90,336    $88,499   $86,605

Cash and Investments                      $1,706     $1,688    $1,372

Loans and MBS                            $86,437    $84,664   $83,079
Adjustable Rate Mortgages and MBS        $83,278    $81,549   $79,890

Loans Originated - Month                  $3,853     $3,795    $3,839
  Percentage ARMs - Month                     98%        98%       98%
  Percentage Refinances - Month               72%        73%       72%
Loans Originated - YTD                   $17,042    $13,189    $9,394
  Percentage ARMs - YTD                       98%        98%       98%
  Percentage Refinances - YTD                 72%        73%       72%

Total Deposits                           $47,844    $47,353   $47,384

Total Deposit Net Activity - Month          $491       $(31)     $253

Total Deposit Net Activity - YTD          $1,117       $626      $657

Federal Home Loan Bank Borrowings        $27,210    $26,214   $24,806
Other Borrowings:
  Reverse Repurchases                      2,872      3,072     2,672
  Federal Funds Purchased                      0          0         0
  Bank Notes                               2,865      2,500     2,505
  Senior Debt                              1,990      1,990     1,990
                                      -----------  --------- ---------
Total Borrowings                         $34,937    $33,776   $31,973
                                      ===========  ========= =========

Yield on Loan Portfolio                     4.52%      4.55%     4.58%
Yield on Interest-Earning Investments       1.04       1.05      1.05
                                      -----------  --------- ---------
  Combined Yield on Interest-Earning
   Assets                                   4.47%      4.51%     4.55%

Cost of Deposits                            1.85%      1.85%     1.85%
Cost of Federal Home Loan Bank
 Borrowings                                 1.24       1.22      1.23
Cost of Other Borrowings                    1.61       1.61      1.64
                                      -----------  --------- ---------
  Combined Cost of Funds                    1.63%      1.62%     1.63%
                                      -----------  --------- ---------

Net Interest Rate Spread (Primary
 Spread)                                    2.84%      2.89%     2.92%
                                      ===========  ========= =========

Loans Sold                                   $81        $64       $51

Loan and MBS Repayments and Payoffs -
 Month                                    $2,090     $2,099    $1,949
As a % of Prior Month Loan Balances
 (Annualized)                              29.62%     30.32%    28.87%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets         .44%       .45%      .48%


                                               2004            2003
                                      ---------------------- ---------
                                          FEB         JAN       DEC
                                      -----------  --------- ---------
Total Assets                             $84,945    $82,910   $82,550

Cash and Investments                      $1,839     $1,216    $2,140

Loans and MBS                            $81,003    $79,600   $78,311
Adjustable Rate Mortgages and MBS        $78,042    $76,769   $75,239

Loans Originated - Month                  $2,690     $2,865    $3,761
  Percentage ARMs - Month                     98%        98%       98%
  Percentage Refinances - Month               74%        71%       71%
Loans Originated - YTD                    $5,555     $2,865   $35,985
  Percentage ARMs - YTD                       98%        98%       94%
  Percentage Refinances - YTD                 72%        71%       70%

Total Deposits                           $47,131    $46,875   $46,727

Total Deposit Net Activity - Month          $256       $148      $238

Total Deposit Net Activity - YTD            $404       $148    $5,688

Federal Home Loan Bank Borrowings        $24,110    $22,008   $22,000
Other Borrowings:
  Reverse Repurchases                      1,971      2,571     3,021
  Federal Funds Purchased                      0          0         0
  Bank Notes                               3,509      3,413     3,016
  Senior Debt                                992        991       991
                                      -----------  --------- ---------
Total Borrowings                         $30,582    $28,983   $29,028
                                      ===========  ========= =========

Yield on Loan Portfolio                     4.61%      4.60%     4.61%
Yield on Interest-Earning Investments       1.05       1.04       .93
                                      -----------  --------- ---------
  Combined Yield on Interest-Earning
   Assets                                   4.56%      4.57%     4.54%

Cost of Deposits                            1.85%      1.85%     1.85%
Cost of Federal Home Loan Bank
 Borrowings                                 1.25       1.28      1.28
Cost of Other Borrowings                    1.68       1.66      1.66
                                      -----------  --------- ---------
  Combined Cost of Funds                    1.65%      1.67%     1.67%
                                      -----------  --------- ---------

Net Interest Rate Spread (Primary
 Spread)                                    2.91%      2.90%     2.87%
                                      ===========  ========= =========

Loans Sold                                   $31        $50      $113

Loan and MBS Repayments and Payoffs -
 Month                                    $1,401     $1,323    $1,717
As a % of Prior Month Loan Balances
 (Annualized)                              21.13%     20.28%    27.02%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets         .52%       .52%      .51%


    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614